UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2010
AMERICAN PHYSICIANS CAPITAL, INC.
(Exact Name of Registrant as Specified in its Charter)
Commission File Number 000-32057

Michigan (State of Incorporation)	38-3543910 (IRS Employer Identification No.)
1301 North Hagadorn Road, East Lansing, Michigan 48823
(Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, including area code): (517) 351-1150
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
     On May 11, 2010, American Physicians Capital, Inc. held an annual meeting of its shareholders. The following is a brief description of each matter voted on at the meeting, and the number of votes cast for, against or withheld, as well as the number of abstentions as to each matter.

	Vote
		Withheld
	For	Or Against	Abstain
1. The following directors were reelected, each to serve a three-year term expiring at the 2013 Annual Shareholders Meeting.
Stephen H. Haynes, M.D.	8,597,327	—	155,651
Mitchell A. Rinek, M.D.	8,597,309	—	155,669

2. Ratification of the appointment of BDO Seidman, LLP as independent registered public accounting firm for 2010.	9,318,899	3,406	3,235
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
May 11, 2010

AMERICAN PHYSICIANS CAPITAL, INC. (Registrant)
By:	/s/ R. KEVIN CLINTON
R. Kevin Clinton
President and Chief Executive Officer